Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James Weller, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Public Company Management Corporation on Form 10-KSB for the fiscal year ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Public Company Management Corporation.

Dated: January 15, 2007	/s/ James G. Weller
	Name:	James G. Weller
	Title:	Chief Executive Officer